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                                                                    Exhibit 21


Cablevision Investment of Detroit, Inc. (MI)

California Ad Sales, Inc. (DE)

Clinton Cable TV Investors, Inc. (MI)

Coastal Cable TV, Inc. (CT)

COM Indiana, Inc. (DE)

COM Indianapolis, Inc. (DE)

COM Inkster, Inc. (MI)

COM Maryland, Inc. (DE)

COM MH, Inc. (DE)

COM Philadelphia, Inc. (DE)

COM South, Inc. (CO)

Comcast Business Online Communications, Inc. (DE)

Comcast Cable Communications, Inc. (PA)

Comcast Cable Funding, Inc. (DE)

Comcast Cable Investors, Inc. (DE)

Comcast Cable of Indiana, Inc. (DE)

Comcast Cable of Maryland, Inc. (DE)

Comcast Cable Tri-Holdings, Inc. (DE)

Comcast Cablevision Corporation of Alabama (AL)

Comcast Cablevision Corporation of California (CA)

Comcast Cablevision Corporation of Connecticut (CT)

Comcast Cablevision Corporation of Florida (FL)

Comcast Cablevision Corporation of the Southeast (FL)

Comcast Cablevision of Arkansas, Inc. (DE)

Comcast Cablevision of Boca Raton, Inc. (DE)

Comcast Cablevision of Broward County, Inc. (DE)

Comcast Cablevision of Bryant, Inc. (AR)

Comcast Cablevision of Burlington County, Inc. (DE)

Comcast Cablevision of Carolina, Inc. (SC)

Comcast Cablevision of Central New Jersey, Inc. (DE)

Comcast Cablevision of Chesterfield County, Inc. (VA)

Comcast Cablevision of Clinton (MI)

Comcast Cablevision of Clinton, Inc. (CT)

Comcast Cablevision of Clinton, Inc. (MI)

Comcast Cablevision of Danbury, Inc. (DE)

Comcast Cablevision of Delmarva, Inc. (DE)

Comcast Cablevision of Detroit (MI)

Comcast Cablevision of Detroit, Inc. (MI)

Comcast Cablevision of Dothan, Inc. (AL)

Comcast Cablevision of Flint, Inc. (MI)

Comcast Cablevision of Fontana, Inc. (DE)

Comcast Cablevision of Fort Wayne Limited Partnership (IN)

Comcast Cablevision of Gadsden, Inc. (AL)

Comcast Cablevision of Gloucester County, Inc. (DE)

Comcast Cablevision of Grosse Pointe, Inc. (MI)

Comcast Cablevision of Groton, Inc. (CT)

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Comcast Cablevision of Hallandale, Inc. (FL)

Comcast Cablevision of Harford County, Inc. (MD)

Comcast Cablevision of Hopewell Valley, Inc. (NJ)

Comcast Cablevision of Howard County, Inc. (MD)

Comcast Cablevision of Huntsville, Inc. (AL)

Comcast Cablevision of Indianapolis, Inc. (DE)

Comcast Cablevision of Indianapolis, L.P. (DE)

Comcast Cablevision of Inkster Limited Partnership (MI)

Comcast Cablevision of Inland Valley, Inc. (DE)

Comcast Cablevision of Jersey City, Inc. (NJ)

Comcast Cablevision of Laurel, Inc. (MS)

Comcast Cablevision of Lawrence, Inc. (NJ)

Comcast Cablevision of Little Rock, Inc. (AR)

Comcast Cablevision of Lompoc, Inc. (DE)

Comcast Cablevision of Lower Merion, Inc. (PA)

Comcast Cablevision of Macomb County, Inc. (MI)

Comcast Cablevision of Macomb, Inc. (MI)

Comcast Cablevision of Marianna, Inc. (DE)

Comcast Cablevision of Maryland Limited Partnership (MD)

Comcast Cablevision of Mercer County, Inc. (NJ)

Comcast Cablevision of Meridian, Inc. (MS)

Comcast Cablevision of Middletown, Inc. (DE)

Comcast Cablevision of Mobile, Inc. (AL)

Comcast Cablevision of Monmouth County, Inc. (DE)

Comcast Cablevision of Mt. Clemens (MI)

Comcast Cablevision of Mt. Clemens, Inc. (MI)

Comcast Cablevision of New Haven, Inc. (CT)

Comcast Cablevision of New Jersey, Inc. (NJ)

Comcast Cablevision of Newport Beach, Inc. (DE)

Comcast Cablevision of North Orange, Inc. (DE)

Comcast Cablevision of Northwest New Jersey, Inc. (DE)

Comcast Cablevision of Ocean County, Inc. (DE)

Comcast Cablevision of Paducah, Inc. (KY)

Comcast Cablevision of Panama City, Inc. (DE)

Comcast Cablevision of Perry, Inc. (DE)

Comcast Cablevision of Philadelphia, Inc. (PA)

Comcast Cablevision of Philadelphia, L.P. (PA)

Comcast Cablevision of Plainfield, Inc. (DE)

Comcast Cablevision of Quincy, Inc. (DE)

Comcast Cablevision of Sacramento (CA)

Comcast Cablevision of Sacramento, Inc. (DE)

Comcast Cablevision of San Bernardino, Inc. (DE)

Comcast Cablevision of Santa Ana, Inc. (DE)

Comcast Cablevision of Santa Maria, Inc. (DE)

Comcast Cablevision of Seal Beach, Inc. (DE)

Comcast Cablevision of Shelby, Inc. (MI)

Comcast Cablevision of Simi Valley, Inc. (DE)



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Comcast Cablevision of Southeast Michigan, Inc. (DE)

Comcast Cablevision of Sterling Heights, Inc. (MI)

Comcast Cablevision of Tallahassee, Inc. (DE)

Comcast Cablevision of Taylor, Inc. (MI)

Comcast Cablevision of the Meadowlands, Inc. (NJ)

Comcast Cablevision of the Shoals, Inc. (AL)

Comcast Cablevision of the South (CO)

Comcast Cablevision of the South, Inc. (CO)

Comcast Cablevision of Tupelo, Inc. (MS)

Comcast Cablevision of Tuscaloosa, Inc. (AL)

Comcast Cablevision of Utica, Inc. (MI)

Comcast Cablevision of Warren (MI)

Comcast Cablevision of Warren, Inc. (MI)

Comcast Cablevision of West Florida, Inc. (DE)

Comcast Cablevision of West Palm Beach, Inc. (DE)

Comcast Cablevision of Westmoreland, Inc. (PA)

Comcast Cablevision of Willow Grove, Inc. (PA)

Comcast Communications Properties, Inc. (DE)

Comcast Holdings, Inc. (DE)

Comcast Internet Access Services, Inc. (DE)

Comcast Internet Services, Inc. (DE)

Comcast MH Business Online Communications, Inc. (DE)

Comcast MH Holdings, Inc. (DE)

Comcast MH Online Communications, Inc. (DE)

Comcast MH Telephony Communications of Florida, Inc. (FL)

Comcast MH Telephony Communications of Michigan, Inc. (MI)

Comcast MH Telephony Communications of New Jersey, Inc. (NJ)

Comcast MHCP Holdings, L.L.C. (DE)

Comcast Michigan Holdings, Inc. (MI)

Comcast Philadelphia Interconnect Partner, Inc. (DE)

Comcast Real Estate Holdings of Alabama, Inc. (AL)

Comcast Real Estate Holdings, Inc. (DE)

Comcast SCH Delaware Holdings, Inc. (DE)

Comcast SCH Holdings, Inc. (CO)

Comcast Storer Finance Sub, Inc. (DE)

Comcast Storer, Inc. (DE)

Comcast Telephony Communications Holdings, Inc. (DE)

First Television Corporation (DE)

M H Lightnet Inc. (DE)

Mt. Clemens Cable TV Investors, Inc. (MI)

New England Microwave, Inc. (CT)

Philadelphia Cable Investment Corporation (DE)

SCI 11, Inc. (DE)

SCI 34, Inc. (DE)

SCI 36, Inc. (DE)

SCI 37, Inc. (DE)


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SCI 38, Inc. (DE)

SCI 48, Inc. (DE)

SCI 55, Inc. (DE)

Selkirk Communications (Delaware) Corporation (DE)

Storer Communications, Inc. (DE)

Westmoreland Financial Corporation (DE)


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